SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2006 (August 14, 2006)

INVESTORS FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-26996	04-3279817
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (617) 937-6700

No change since last report

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Principal Officers.

On August 14, 2006, Edward F. “Ned” Hines, Jr., a member of the Board of Directors of Investors Financial Services Corp., died after a long illness.

“We are deeply saddened to lose Ned,” stated Kevin J. Sheehan, Chairman and Chief Executive Officer.  “Ned was an important contributor to our Company, a trusted colleague and a friend.  We will miss him.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.

	By:	/s/ Kevin J. Sheehan
Kevin J. Sheehan
Chief Executive Officer and Chairman of the Board

Dated: August 16, 2006